                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): OCTOBER 13, 1998

                              WASTE RECOVERY, INC.

             (Exact name of registrant as specified in its charter)


            TEXAS                     0-14881                  75-1833498

(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)



                           309 SOUTH PEARL EXPRESSWAY
                              DALLAS, TEXAS 75201
                    (Address of principal executive offices)



                                 (214) 741-3865
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Waste Recovery, Inc. or the "Registrant" (OTC:WRII) is a Texas corporation and the leading American processor of scrap tires and producer of tire-derived fuel.

     On October 15, 1998 the Registrant announced the disposition of its subsidiary, New U.S. Tire Recycling Corp. (the "US Tire Subsidiary"), to Concord Recycling, L.L.C. ("Purchaser"), a Delaware limited partnership affiliated with David Greenstein, the former President and director of the Registrant. A copy of the explanatory press release dated October 15, 1998, is attached hereto as Exhibit 20.1.

     Purchaser acquired the US Tire Subsidiary effective October 13, 1998 for approximately $2.8 million, consisting of cash and assumption of existing convertible subordinated indebtedness of Waste Recovery, Inc., the delivery of 1,500,000 shares of the Registrant's Common Stock and an option to acquire 500,000 additional shares of Common Stock at $1.00 per share. In addition, the various parties executed and delivered releases to the other parties. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1.

     In 1996 the Registrant acquired U.S. Tire Recycling Partners, L.P., the predecessor of the US Tire Subsidiary, for approximately 3,243,000 shares of unregistered Common Stock, $1,850,000 aggregate principal amount of convertible subordinated notes and promissory notes in the aggregate amount of $605,305.

     Certain statements in this Form 8-K may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; competition; success of operating initiatives; development and operating costs; adverse publicity; changes in business strategy or development plans; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; and other factors.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          10.1 Purchase Agreement dated October 13, 1998 by and among Waste Recovery, Inc., New U.S. Tire Recycling Corp., U.S. Tire Recycling Partners, L.P., Tirus Associates, L.L.C. and Concord Recycling, L.L.C.

          20.1  Press release issued October 15, 1998.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASTE RECOVERY, INC.


Dated:  October 28, 1998                By: /s/ Thomas L. Earnshaw
                                           ------------------------------
                                        Printed Name: Thomas L. Earnshaw
                                        Title: President








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                                 EXHIBIT INDEX

Exhibit
Number              Description                                       Page
-------             -----------                                       ----
10.1                Purchase Agreement dated October 13, 1998
                    by and among Waste Recovery, Inc., New
                    U.S. Tire Recycling Corp., U.S. Tire
                    Recycling Partners, L.P., Tirus Associates,
                    L.L.C. and Concord Recycling, L.L.C.

20.1                Press release issued October 15, 1998








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